UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): January 6, 2006

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                   0-20859                   75-2287752
(State or other jurisdiction    (Commission File Number)       (IRS Employer
        of incorporation)                                    Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

     On January 6, 2006, the Compensation Committee of the Board of Directors of Geron Corporation (the "Company") approved bonus payments for fiscal year 2005 in the form of shares of the Company's Common Stock for the following executive officers in the amounts set forth opposite the name of each executive officer.

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  Name                                        Bonus Amount

------------------------------------------- ------------------------------------
  David J. Earp, J.D., Ph.D.                  11,323 shares of Common Stock

------------------------------------------- ------------------------------------
  David L. Greenwood                          16,212 shares of Common Stock

------------------------------------------- ------------------------------------
  Calvin B. Harley, Ph.D.                     9,183 shares of Common Stock

------------------------------------------- ------------------------------------
  Melissa A. Kelly                            8,441 shares of Common Stock

------------------------------------------- ------------------------------------
  Jane S. Lebkowski, Ph.D.                    10,676 shares of Common Stock

------------------------------------------- ------------------------------------
  Thomas B. Okarma, M.D., Ph.D.               25,129 shares of Common Stock

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     Bonus payments for fiscal year 2005 in the form of the Company's Common Stock were also approved for other employees of the Company. All stock bonuses for the Company's executive officers and employees were issued pursuant to the terms of the Company's 2002 Equity Incentive Plan, and none are subject to forfeiture.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GERON CORPORATION


Date: January 10, 2006                 By: /s/ Thomas B. Okarma
                                           -------------------------------------
                                           Thomas B. Okarma
                                           President and Chief Executive Officer